Regulatory Capital	12 Months Ended
Dec. 31, 2012
Banking and Thrift [Abstract]
Regulatory Capital Requirements under Banking Regulations [Text Block]

Note 10 – Regulatory Capital

The Bancorp and Bank are subject to regulatory capital requirements administered by federal banking agencies. Capital adequacy guidelines and prompt corrective action regulations involve quantitative measures of assets, liabilities, and certain off-balance-sheet items calculated under regulatory accounting practices. Capital amounts and classifications are also subject to qualitative judgments by regulators. Failure to meet various capital requirements can initiate regulatory action. Prompt corrective action regulations provide five classifications, including well capitalized, adequately capitalized, undercapitalized, significantly undercapitalized, and critically undercapitalized, although these terms are not used to represent overall financial condition. If adequately capitalized, regulatory approval is required to accept brokered deposits. If undercapitalized, capital distributions are limited, as is asset growth and expansion, and capital restoration plans are required. At December 31, 2012 and 2011, the most recent regulatory notifications categorized the Bancorp and Bank as well capitalized under the regulatory framework for prompt corrective action. There are no conditions or events since that notification that management believes have changed the Bancorp’s or the Bank’s category.

At year-end, capital levels for the Bancorp and the Bank were essentially the same. Actual capital levels (in millions), minimum required levels and levels needed to be classified as well capitalized for the Bancorp are summarized below:

					Minimum
					Required To Be
					Well Capitalized
			Minimum Required		Under Prompt
			For Capital		Corrective
	Actual		Adequacy Purposes		Action Regulations
(Dollars in millions)	Amount	Ratio	Amount	Ratio	Amount	Ratio
2012
Total capital to risk-weighted assets	$70.1	14.6%	$38.3	8.0%	$47.9	10.0%
Tier 1 capital to risk-weighted assets	$64.1	13.4%	$19.1	4.0%	$28.7	6.0%
Tier 1 capital to adjusted average assets	$64.1	9.4%	$20.5	3.0%	$34.2	5.0%

2011
Total capital to risk-weighted assets	$64.9	14.3%	$36.2	8.0%	$45.2	10.0%
Tier 1 capital to risk-weighted assets	$59.2	13.1%	$18.1	4.0%	$27.1	6.0%
Tier 1 capital to adjusted average assets	$59.2	9.2%	$19.4	3.0%	$32.3	5.0%

The Bancorp’s ability to pay dividends to its shareholders is entirely dependent upon the Bank’s ability to pay dividends to the Bancorp. Under Indiana law, the Bank may pay dividends from its undivided profits (generally, earnings less losses, bad debts, taxes and other operating expenses) as is considered expedient by the Bank’s Board of Directors. However, the Bank must obtain the approval of the Indiana Department of Financial Institutions (DFI) for the payment of a dividend if the total of all dividends declared by the Bank during the current year, including the proposed dividend, would exceed the sum of retained net income for the year to date plus its retained net income for the previous two years. For this purpose, “retained net income,” means net income as calculated for call report purposes, less all dividends declared for the applicable period. The aggregate amount of dividends that may be declared by the Bank in 2013, without prior DFI approval is $8.7 million plus 2013 net profits. Moreover, the FDIC and the Federal Reserve Board may prohibit the payment of dividends if it determines that the payment of dividends would constitute an unsafe or unsound practice in light of the financial condition of the Bank. On November 30, 2012, the Board of Directors of the Bancorp declared a fourth quarter dividend of $0.19 per share. The Bancorp’s fourth quarter dividend was paid to shareholders on January 4, 2013.